UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                January 22, 2003


                     Horizon Financial Services Corporation
             (Exact name of registrant as specified in its charter)



             Delaware                      0-24036               42-1419757
             --------                      -------               ----------
(State or other jurisdiction      (Commission File Number)   ( I.R.S. Employer
 of incorporation)                                           Identification No.)


                  301 First Avenue East, Oskaloosa, Iowa 52577
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  (641)673-8328
                                  -------------
              (Registrant's telephone number, including area code)


                                       N/A
                                ----------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On January 22, 2003, the Registrant issued the following press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

          (a)   Exhibits:
                  Exhibit 99 - Press Release dated January 22, 2003.

                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          HORIZON FINANCIAL SERVICES CORPORATION


Date: January 24, 2003                    By: /s/ Robert W. DeCook
      ----------------                    --------------------------------------
                                          Robert W. DeCook
                                          President and Chief Executive Officer

                         For release on January 22, 2003

Contacts:
---------
Robert W. DeCook, CEO
        or
Vicki Hladik, CFO
(641)673-8328

                 Horizon Financial Services Corporation Reports
                      Second Quarter of Fiscal 2003 Results


Oskaloosa, Iowa -- Horizon Financial Services Corporation, Nasdaq OTC BB (HZFS), the parent company of Horizon Federal Savings Bank, reported net earnings of $323,000 or $0.42 per share, fully diluted, for the quarter ended December 31, 2002, compared to $299,000 or $0.39 per share, fully diluted, for the quarter ended December 31, 2001, an eight percent increase. The increase in net earnings for the quarter is primarily attributable to decreases in total interest paid on deposits of $151,000 and FHLB advances of $30,000. The decrease in interest expense was partially offset by a decrease in total interest income of $102,000 and a decrease in non-interest income of $17,000. The decrease in interest expense and the smaller decrease in interest earned were attributable primarily to decreases in rates during the period. Provisions for losses on loans remained unchanged. The Company had an increase in non-interest expense of $24,000 to $576,000, compared to $553,000 for the three month period ended December 31, 2002, mainly as a result of an increase of $28,000 in office property and equipment and an increase of $13,000 in employment compensation and benefits.


The Company also reported results for the first six months of its fiscal year ending June 30, 2003. The Company reported net earnings of $523,000 or $0.68 per share, fully diluted, for the six months ended December 31, 2002, compared to net earnings of $540,000 or $0.71 per share, fully diluted, for the six months ended December 31, 2001, a decrease of three percent. The decrease in income for the first six months is primarily attributable to a $162,000 impairment loss on an equity security in the first quarter of this fiscal year. Net interest income, prior to provisions for losses on loans, increased $288,000 to $1.9 million from $1.6 million for the six months ended December 31, 2002 as compared to the six months ended December 31, 2001, largely as a result of reduced interest paid on deposits and FHLB advances. As with the second fiscal quarter just ended, the decrease in interest expense and the smaller decrease in interest earned were attributable primarily to decreases in rates. Provision for loan losses increased $51,800 to $138,300 for the six months compared to $86,500 for the year ended December 31, 2001, mainly due to some weakness in the local economy. This trend could continue for several quarters since some area employers are laying employees off and cutting weekly hours from a 40 hour work week to a 32 hour work week. Non-interest income decreased $193,000 to $218,000 for the six months ended December 31, 2002, as compared to $411,000 for the fiscal year ended December 31, 2001, as a result of the $162,000 securities impairment and a $55,000 decrease in gains on sale of securities. Non-interest expense increased $73,000 during the first six months to $1.2 million from $1.1 million. "I am very pleased that income for the first six months remained very strong and sufficient to produce an annualized 10.77 percent return on equity," stated Robert W. DeCook, Chief Executive Officer.

At December 31, 2002, Horizon Financial Services Corporation had assets of $91.9 million and stockholders' equity of $10.0 million, or $13.27 per share of common stock compared to assets of $88.4 million and stockholders' equity of $9.4 million, or $12.48 per share at June 30, 2002. Horizon Financial Services Corporation and its subsidiary, Horizon Federal Savings Bank, provide a wide range of financial products and services through three offices in two counties in southeast Iowa.

                           FORWARD-LOOKING STATEMENTS

The Company may from time to time make "forward-looking statements," including statements contained in the Company's filings with the Securities and Exchange Commission (the "SEC"), in its reports to shareholders and in other communications by the Company, which are made in good faith by the Company and the Banks pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to the Company's beliefs, expectations, estimates, and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Company's control). Those risks and uncertainties could cause the Company's financial performance to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements.

The  Company  does  not  undertake,   and  expressly  disclaims  any  intent  or
obligation, to update any forward- looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

              HORIZON FINANCIAL SERVICES CORPORATION and SUBSIDIARY
                           Consolidated Balance Sheets

                                                                   December 31,        June 30,
Assets                                                                2002               2002
------                                                                ----               ----
                                                                   (Unaudited)        (Unaudited)
Cash and cash equivalents                                         $ 10,056,802      $  8,124,566
Securities available-for-sale                                       12,839,538        12,086,313
Loans receivable, net                                               65,952,442        65,098,795
Real estate                                                            307,043           417,137
Stock in Federal Home Loan Bank, at cost                               509,200           509,200
Office property and equipment, net                                   1,487,303         1,351,486
Accrued interest receivable                                            567,972           587,134
Deferred tax asset                                                     165,200           211,800
Prepaid expenses and other assets                                       55,171            51,576
                                                                  ------------      ------------

        Total assets                                              $ 91,940,671      $ 88,438,007
                                                                  ============      ============

Liabilities and Stockholders' Equity
------------------------------------

Deposits                                                          $ 75,703,272      $ 71,953,695
Advances from Federal Home Loan Bank                                 5,557,486         5,571,497
Advance payments by borrowers for taxes and insurance                  139,802           373,147
Accrued income taxes                                                   129,585           490,522
Accrued expenses and other liabilities                                 393,722           645,694
                                                                  ------------      ------------

        Total liabilities                                           81,923,867        79,034,555
                                                                  ------------      ------------

Stockholders' equity
--------------------
Preferred stock, $.01 par value, authorized 250,000
        shares, none issued                                                 --                --
Common stock, $.01 par value, authorized 1,500,000
        shares, 1,046,198 issued                                        10,462            10,462
Additional paid-in capital                                           5,029,126         5,025,598
Retained earnings, substantially restricted                          6,961,786         6,515,330
Treasury stock, at cost, (291,296 and 293,016 shares
        at December 31, 2002 and June 30, 2002, respectively)       (2,109,044)       (2,119,466)
Accumulated other comprehensive income (loss)-net
      unrealized gain (loss) on securities available-for-sale          124,474           (28,472)
                                                                  ------------      ------------

        Total stockholders' equity                                  10,016,804         9,403,452
                                                                  ------------      ------------

Total liabilities and stockholders' equity                        $ 91,940,671      $ 88,438,007
                                                                  ============      ============



              HORIZON FINANCIAL SERVICES CORPORATION and SUBSIDIARY
                      Consolidated Statements of Operations


                                                           Three Months Ended              Six Months Ended
                                                              December 31,                    December 31,
                                                           2002            2001            2002             2001
                                                           ----            ----            ----             ----
                                                              (Unaudited)                       (Unaudited)
Interest income:
Interest and fees on loans                            $ 1,293,927      $ 1,356,282     $ 2,619,033      $ 2,720,649
Interest on securities available-for-sale                 149,050          182,702         284,116          388,369
Other interest income                                      21,594           27,421          44,483           64,885
                                                      -----------      -----------     -----------      -----------

Total interest income                                   1,464,571        1,566,405       2,947,632        3,173,903
                                                      -----------      -----------     -----------      -----------

Interest expense:
Interest on deposits                                      458,527          609,771         937,306        1,372,164
Interest on FHLB advances                                  73,034          103,385         144,178          223,500
                                                      -----------      -----------     -----------      -----------

Total interest expense                                    531,561          713,156       1,081,484        1,595,664
                                                      -----------      -----------     -----------      -----------

Net interest income                                       933,010          853,249       1,866,148        1,578,239

Provision for losses on loans                              57,500           57,500         138,300           86,500
                                                      -----------      -----------     -----------      -----------

Net interest income after provision for
  losses on loans                                         875,510          795,749       1,727,848        1,491,739
                                                      -----------      -----------     -----------      -----------

Non-interest income:
Fees, commissions and service charges                     149,547          149,233         310,808          305,467
Gain (loss) on sale of securities, net                     (2,363)          38,331          12,621           67,965
Gain on sale of mortgage loans                             24,525           20,180          37,161           37,807
Impairment loss on equity securities                            0                0        (161,662)               0
Other                                                      18,972                0          18,972                0
                                                      -----------      -----------     -----------      -----------

Total non-interest income                                 190,681          207,744         217,900          411,239
                                                      -----------      -----------     -----------      -----------

Non-interest expense:
Compensation, payroll taxes and employee benefits         323,022          309,999         657,122          606,244
Advertising                                                19,523           16,576          35,083           31,299
Office property and equipment                              92,526           64,150         175,148          129,567
Federal deposit insurance premiums                          3,067            8,590           6,193           17,323
Data processing services                                   50,294           46,319         105,787           90,511
Other real estate                                          (2,841)             359           9,582            7,440
Other                                                      90,757          106,568         174,697          208,632
                                                      -----------      -----------     -----------      -----------

Total non-interest expense                                576,348          552,561       1,163,612        1,091,016
                                                      -----------      -----------     -----------      -----------

Earnings before taxes on income                           489,843          450,932         782,136          811,962

Taxes on income                                           166,400          152,400         259,400          271,600
                                                      -----------      -----------     -----------      -----------

Net earnings                                          $   323,443      $   298,532     $   522,736      $   540,362
                                                      ===========      ===========     ===========      ===========

     Earnings per common share -
       Basic                                          $      0.43      $      0.40     $      0.69      $      0.72
       Diluted                                        $      0.42      $      0.39     $      0.68      $      0.71

